UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc. (Formerly BlackRock World Income Fund, Inc.)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc. (Formerly BlackRockWorld Income Fund, Inc.), 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

On July 29, 2015, the Board of Directors approved a change in the name of the Fund to BlackRock Strategic Global Bond Fund, the adoption of an 80% investment policy so that the Fund, under normal circumstances, will invest at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics as a result of the Fund’s name change, and a change to the Fund’s investment strategies. In addition, Fund management has determined to change the benchmark index, as well as add a new custom blended performance benchmark. All of these changes will be effective on September 1, 2015.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund underperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

A short position in the Swiss franc versus the euro was the biggest detractor over the period, due to the Swiss National Bank’s surprise announcement that it was abandoning the franc’s peg against the euro in January 2015. Being underweight duration (and corresponding interest rate sensitivity) in the United Kingdom was another significant drag on performance, as gilt yields dropped despite apparent strong U.K. economic fundamentals. The Fund’s U.S. duration stance and curve positioning also detracted. The investment advisor continues to believe that the strong growth momentum in both the United States. and United Kingdom necessitates an eventual normalization in monetary policy that the bond market has yet to reflect. Finally, the Fund’s allocation to European financials and industrials detracted as spreads widened over the period.

•

The Fund’s allocation to emerging market bonds, such as Slovenian government bonds, added to relative returns over the period, as did overweight positions in more peripheral European economies such as Ireland and Portugal. Allocations to select high yield corporate bonds and capital securities also helped performance. The Fund was positioned to benefit as Polish and Hungarian interest rates rose in tandem with developed market rates over the period. Finally, allocations to U.S. inflation-linked bonds, the industrials sector within the United States, and to U.S. and U.K. financials also contributed to performance.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives was a slight negative for performance.

Describe recent portfolio activity.

•

The Fund’s U.S. curve positioning was shifted during the period, moving from overall underweight to overall overweight U.S. duration. The Fund also had an underweight position concentrated in shorter maturities in anticipation of U.S. Federal Reserve rate hikes in the near term. The Fund reduced its underweight duration positions in Japan and the United Kingdom. A short Australian dollar position was maintained, along with an overweight Australian duration position. The Fund’s overweight in U.S. and European industrials was decreased, while a long position in European peripheral government bonds was increased. Finally, the Fund’s short positions in the Japanese yen, British pound, Swiss franc and Canadian dollar were trimmed.

Describe portfolio positioning at period end.

•

As of period end, the Fund was positioned overall to benefit from monetary policy divergence between the U.S. and U.K central banks and those of Europe and Japan, which have been engaging in asset purchase programs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	An unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.01%	0.87%	(4.21)%	(4.54)%	N/A	2.13%	N/A	3.73%	N/A
Investor A	0.76	0.63	(4.16)	(4.60)	(8.42)%	1.90	1.07%	3.52	3.10%
Investor C	0.03	(0.16)	(4.52)	(5.33)	(6.28)	1.12	1.12	2.74	2.74
Investor C1	0.12	0.11	(4.49)	(5.24)	N/A	1.28	N/A	2.90	N/A
J.P. Morgan Global Government Bond Broad Index	—	—	(3.54)	(7.70)	N/A	1.46	N/A	3.32	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$957.90	$4.71	$1,000.00	$1,019.98	$4.86	0.97%
Investor A	$1,000.00	$958.40	$5.78	$1,000.00	$1,018.89	$5.96	1.19%
Investor C	$1,000.00	$954.80	$9.50	$1,000.00	$1,015.08	$9.79	1.96%
Investor C1	$1,000.00	$955.10	$9.06	$1,000.00	$1,018.55	$6.72	1.87%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available through distribution reinvestments by current holders.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information

As of June 30, 2015

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	60%
Corporate Bonds	17
U.S. Treasury Obligations	9
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	4
Municipal Bonds	3
Capital Trusts	3

Geographic Allocation	Percent of Long-Term Investments

United States	20%
United Kingdom	14
Germany	13
Italy	12
Japan	8
France	5
Portugal	4
Australia	4
Slovenia	2
Netherlands	2
Turkey	2
Spain	2
Ireland	2
South Korea	2
Other[1]	8

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	7

Schedule of Investments June 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Canada — 0.1%
Norbord, Inc.		4,968	$104,676
United States — 0.0%
HealthSouth Corp.		122	5,619
Total Common Stocks — 0.1%			110,295

Asset-Backed Securities	Par (000)
Australia — 0.2%
SMART Trust, Series 2014-2E, Class AE, 0.37%, 6/14/21 (a)	EUR	262	292,170
France — 0.4%
Driver France 1 FCT, Series 1, Class B, 0.74%, 10/21/20 (a)		37	41,325
FCT Copernic, Series 2012-1, Class A1, 0.98%, 9/25/29 (a)		11	12,156
Purple Master Credit Cards, Series 2015-1, Class A, 0.23%, 4/25/27 (a)		400	445,677

			499,158
Germany — 0.1%
Driver Ten GmbH, Series 10, Class A, 0.19%, 3/21/19 (a)		105	117,332
Red & Black TME Germany 1 UG, Series 1, Class A, 0.44%, 1/15/23 (a)		3	3,684

			121,016
Italy — 0.7%
Asset-Backed European Securitisation Transaction Srl, Series 9, Class A, 0.69%, 12/10/28 (a)		151	168,872
Auto ABS Compartiment, Series 2012-2, Class A, 2.80%, 4/27/25		46	51,847
Berica PMI Srl, Series 1, Class A1X, 2.39%, 5/31/57 (a)		62	69,335
Sunrise Srl, Class A:
Series 2014-1, 0.96%, 5/27/31 (a)		137	153,600
Series 2015-2, 0.81%, 12/27/32		300	332,615

			776,269
Luxembourg — 0.3%
Silver Arrow SA, Series 5, Class A, 0.21%, 10/15/22 (a)		71	78,974
Asset-Backed Securities	Par (000)		Value
Luxembourg (concluded)
Highway 2015-I BV, Series 2015-1, Class A, 0.36%, 5/26/25 (a)	EUR	200	$223,081

			302,055
Portugal — 0.3%
Volta II Electricity Receivables, 2.98%, 2/16/18		283	319,725
United Kingdom — 1.4%
Atlantes, Ltd. / Atlantes Finance PLC, Series 6, Class A, 2.39%, 3/20/33 (a)		76	86,216
Delamare Cards, Series 2015-1, Class A1, 1.16%, 4/19/20 (a)	GBP	300	470,809
E CARAT 2 PLC, Series 2, Class A, 1.06%, 10/18/21 (a)		63	99,233
E-CARAT 5 PLC, Series 5, Class A, 0.91%, 4/18/23 (a)		280	440,863
MOTOR 2015-1 PLC, Series 2015-1X, Class A2, 0.99%, 6/25/22 (a)		355	557,964
Temese Funding 1 PLC, Series 1, Class A, 1.41%, 11/21/21 (a)		30	47,026

			1,702,111
United States — 0.1%
SLM Student Loan Trust, Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)	USD	74	74,557
Total Asset-Backed Securities — 3.5%			4,087,061

Corporate Bonds
Australia — 0.9%
CNOOC Curtis Funding No 1 Property Ltd., 4.50%, 10/03/23 (b)		420	441,329
Rio Tinto Finance USA, Ltd., 3.75%, 6/15/25		590	581,727

			1,023,056
Brazil — 0.2%
Itau Unibanco Holding SA, 2.85%, 5/26/18		290	287,680
British Virgin Islands — 0.5%
Sinopec Group Overseas Development 2015, Ltd., 2.50%, 4/28/20		640	630,362
Denmark — 1.2%
Danske Bank A/S, 5.88% (a)(c)	EUR	200	222,134
Nordea Kredit Realkreditaktieselskab, Series IOH, 2.00%, 10/01/47	DKK	1,110	149,078

Portfolio Abbreviations

ABS	Asset-Backed Security	GO	General Obligation Bonds	NYSE	New York Stock Exchange
AMT	Alternative Minimum Tax (subject to)	HUF	Hungarian Forint	NZD	New Zealand Dollar
AUD	Australian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
BUBOR	Budapest Interbank Offer Rate	KRW	South Korean Won	RB	Revenue Bonds
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate	SEK	Swedish Krona
CHF	Swiss Franc	LIFFE	London International Financial Futures and	SGD	Singapore Dollar
CZK	Czech Koruna		Options Exchange	TWD	Taiwan Dollar
DKK	Danish Krone	MXIBOR	Mexican Interbank Offered Rate	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Denmark (concluded)
Nykredit Realkredit A/S, Series 01E., 2.00%, 10/01/47	DKK	2,175	$289,267
Realkredit Danmark A/S, Series 27S, 2.00%, 10/01/47		5,307	712,738

			1,373,217
France — 1.8%
BNP Paribas SA:
2.38%, 2/17/25	EUR	110	115,169
2.88%, 3/20/26 (a)		465	524,344
Lafarge SA, 5.88%, 7/09/19		306	400,487
Renault SA:
4.63%, 9/18/17		339	407,437
3.13%, 3/05/21		380	455,721
Societe Generale SA, 2.63%, 2/27/25		200	207,747

			2,110,905
Germany — 1.6%
KFW, 0.38%, 4/23/30		1,885	1,823,485
India — 1.0%
Bank of India, 3.13%, 5/06/20	USD	430	422,647
Canara Bank, 5.25%, 10/18/18		213	228,065
ONGC Videsh, Ltd., 2.75%, 7/15/21	EUR	255	285,708
Power Grid Corp. of India Ltd., 3.88%, 1/17/23	USD	280	274,011

			1,210,431
Indonesia — 0.4%
PT Pelabuhan Indonesia II, 4.25%, 5/05/25		475	446,453
Ireland — 1.2%
Bank of Ireland:
2.00%, 5/08/17	EUR	340	382,816
3.25%, 1/15/19		430	504,930
1.25%, 4/09/20		210	227,010
ESB Finance Ltd., 3.49%, 1/12/24		180	225,960

			1,340,716
Italy — 0.6%
Auto ABS Compartiment, Series 2012-3, Class A, 0.60%, 9/27/24		331	369,521
Intesa Sanpaolo SpA, 1.13%, 3/04/22		190	198,646
Telecom Italia SpA, 5.38%, 1/29/19		100	124,410

			692,577
Luxembourg — 0.6%
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18		265	279,112
Gazprom OAO Via Gaz Capital SA, 8.15%, 4/11/18	USD	285	304,594
HeidelbergCement Finance Luxembourg SA:
2.25%, 3/12/19	EUR	8	9,061
3.25%, 10/21/20		36	42,370
3.25%, 10/21/21		35	41,439

			676,576
Mexico — 0.3%
Petroleos Mexicanos, 5.50%, 6/27/44	USD	420	386,400
Netherlands — 0.2%
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (b)		232	245,660
Corporate Bonds	Par (000)		Value
Portugal — 0.3%
Banco Santander Totta SA, 1.50%, 4/03/17	EUR	300	$341,513
Spain — 0.4%
Bankia SA, 3.50%, 1/17/19		400	464,352
Switzerland — 0.9%
Credit Suisse AG, 6.50%, 8/08/23	USD	300	328,125
UBS AG:
5.13%, 5/15/24		345	341,049
4.75%, 2/12/26 (a)	EUR	305	360,457

			1,029,631
United Kingdom — 2.1%
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	255	436,729
Aon PLC, 2.88%, 5/14/26	EUR	125	145,011
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	505	789,514
HSBC Holdings PLC, 3.00%, 6/30/25	EUR	200	222,193
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (b)	USD	800	866,860

			2,460,307
United States — 2.1%
AbbVie, Inc., 4.70%, 5/14/45		120	118,036
Bank of America Corp.:
4.00%, 4/01/24		230	234,042
Series L, 1.35%, 11/21/16		190	189,961
Comcast Corp., 4.60%, 8/15/45		115	114,013
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		350	379,796
JPMorgan Chase & Co., 3.63%, 5/13/24		235	233,295
QVC, Inc., 4.85%, 4/01/24		80	80,127
Reynolds American, Inc.:
3.25%, 6/12/20		100	101,290
4.45%, 6/12/25		225	229,235
5.85%, 8/15/45		100	104,890
ZF North America Capital, Inc.:
2.25%, 4/26/19		200	221,298
2.75%, 4/27/23		300	315,725

			2,321,708
Total Corporate Bonds — 16.3%			18,865,029

Foreign Agency Obligations
Australia — 2.7%
Australia Government Bond:
4.25%, 7/21/17	AUD	3,200	2,578,901
5.75%, 7/15/22		120	110,706
4.75%, 4/21/27		450	401,764

			3,091,371
Belgium — 0.7%
Belgium Government Bond, 2.60%, 6/22/24 (b)	EUR	680	858,038
Canada — 1.3%
Canadian Government Bond, 4.00%, 6/1/41	CAD	325	344,687
Province of Quebec Canada, 3.75%, 9/1/24		1,350	1,201,868

			1,546,555

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Cyprus — 0.3%
Cyprus Government International Bond, 3.88%, 5/6/22	EUR	285	$318,547
France — 2.4%
France Government Bond OAT:
2.25%, 5/25/24		1,680	2,069,757
3.25%, 5/25/45		520	713,177

			2,782,934
Germany — 11.3%
Bundesobligation, 0.25%, 4/13/18		140	158,024
Bundesrepublik Deutschland:
3.50%, 7/04/19		1,435	1,826,390
1.50%, 5/15/23		2,350	2,816,698
2.00%, 8/15/23		2,100	2,611,122
1.75%, 2/15/24		4,198	5,122,462
2.50%, 8/15/46		100	136,531
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20		490	451,326

			13,122,553
Greece — 0.2%
Hellenic Republic Government Bond, 4.75%, 4/17/19 (b)		391	239,829
Italy — 10.9%
Italy Buoni Poliennali Del Tesoro:
2.45%, 3/26/16		852	960,844
2.55%, 10/22/16		652	744,803
2.25%, 4/22/17		191	218,626
4.75%, 5/01/17		1,875	2,254,924
3.50%, 11/01/17		1,290	1,536,813
2.15%, 11/12/17		2,746	3,171,735
3.50%, 12/01/18		1,265	1,540,003
5.00%, 3/01/25 (b)		525	717,435
4.75%, 9/01/44 (b)		1,050	1,473,768

			12,618,951
Japan — 7.4%
Japan Government Thirty Year Bond, 1.70%, 9/20/44	JPY	85,300	738,634
Japan Government Twenty Year Bond:
1.50%, 3/20/34		220,000	1,914,019
1.50%, 6/20/34		601,950	5,224,681
1.40%, 9/20/34		91,050	775,295

			8,652,629
Mexico — 0.7%
Mexican Bonos:
8.00%, 6/11/20	MXN	3,500	248,907
10.00%, 12/05/24		6,640	540,921

			789,828
Netherlands — 1.3%
Netherlands Government Bond:
1.25%, 1/15/19 (b)	EUR	870	1,012,715
0.25%, 7/15/25		460	474,274

			1,486,989
Portugal — 3.3%
Portugal Obrigacoes do Tesouro OT (b):
4.75%, 6/14/19		650	819,715
3.85%, 4/15/21		887	1,084,642
Foreign Agency Obligations	Par (000)		Value
Portugal (concluded)
Portugal Obrigacoes do Tesouro OT (b) (concluded):
3.88%, 2/15/30	EUR	160	$188,026
4.10%, 2/15/45		1,495	1,728,168

			3,820,551
Slovenia — 2.3%
Slovenia Government Bond, 5.13%, 3/30/26		30	41,396
Slovenia Government International Bond:
4.13%, 2/18/19 (b)	USD	567	589,680
5.85%, 5/10/23		960	1,086,192
5.25%, 2/18/24 (b)		555	604,950
5.25%, 2/18/24		300	327,000

			2,649,218
South Africa — 0.4%
South Africa Government Bond, 10.5%, 12/21/26	ZAR	4,491	429,654
South Korea — 1.5%
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,852,592	1,698,553
Spain — 1.4%
Instituto de Credito Oficial, 4.53%, 3/17/16	EUR	400	325,220
Spain Government Bond, 5.15%, 10/31/44 (b)		860	1,280,371

			1,605,591
Turkey — 2.0%
Hazine Mustesarligi Varlik Kiralama, 2.80%, 3/26/18	USD	2,325	2,311,771
United Kingdom — 6.6%
United Kingdom Gilt:
1.75%, 7/22/19	GBP	2,160	3,452,852
2.00%, 9/07/25		589	912,854
3.25%, 1/22/44		1,770	3,067,533
3.50%, 1/22/45		140	254,479

			7,687,718
Total Foreign Agency Obligations — 56.7%			65,711,280

Municipal Bonds
United States — 2.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	USD	280	306,978
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)		180	187,263
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/42		140	149,273
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47		225	245,594
City of New York New York Water & Sewer System, Refunding RB, 5.00%, 6/15/47		160	175,606
County of Broward Florida Airport System, RB, 5.00%, 10/01/42		165	178,418

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)			Value
United States (concluded)
County of Miami-Dade Florida Aviation, Refunding RB, AMT, Series A, 5.00%, 10/01/38	USD	280		$283,304
Dallas/Fort Worth International Airport, RB, Series A, 5.00%, 11/01/45		315		328,753
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14		75		73,842
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		90		94,548
State of California, GO, Various Purposes, Series 3, 5.95%, 4/01/16		850		884,025
University of California, RB:
Series AD, 4.86%, 5/15/12		20		18,070
Series AQ, 4.77%, 5/15/15		21		18,827
University of Massachusetts Building Authority, Refunding RB, 5.00%, 11/01/44		90		100,138
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 5.50%, 1/01/42		120		129,184
Total Municipal Bonds — 2.7%				3,173,823

Non-Agency Mortgage-Backed Securities
Ireland — 0.4%
German Residential Funding 2013-2, Ltd., Series 2013-2, Class E, 3.74%, 11/27/24 (a)	EUR	113		129,456
German Residential Funding PLC, Series 2013-1, Class D, 3.49%, 8/27/24 (a)		141		163,438
Talisman-6 Finance PLC, Series 6, Class A, 0.19%, 10/22/16 (a)		22		24,057

				316,951
Netherlands — 0.1%
Storm BV, Series 2014-2, Class A1, 0.29%, 3/22/51 (a)		74		83,144
United Kingdom — 3.0%
Auburn Securities 5 PLC, Series 5, Class A2, 0.83%, 12/01/41 (a)	GBP	24		36,976
Canary Wharf Finance II PLC, Series II, Class D2, 2.67%, 10/22/37 (a)		50		75,815
Eddystone Finance PLC, Series 2006-1, Class A1B, 0.48%, 4/19/21 (a)	EUR	281		305,322
Fosse Master Issuer PLC (a):
Series 2014-1X, Class A2, 0.97%, 10/18/54	GBP	264		415,705
Series 2015-1X, Class A3, 0.89%, 10/18/54		170		267,086
Gemgarto 2015-1 PLC, Series 2015-1, Class A, 1.49%, 2/16/47 (a)		125		196,406
Gosforth Funding 2014-1 PLC, Series 2014-1, Class A1, 0.94%, 10/19/56 (a)		143		224,108
Gosforth Funding PLC, Series 2015-1, Class A1, 0.93%, 6/16/57 (a)		330		518,305
Granite Master Issuer PLC (a):
Series 2005-4, Class A6, 0.75%, 12/20/54		39		61,121
Non-Agency Mortgage-Backed Securities	Par (000)			Value
United Kingdom (concluded)
Granite Master Issuer PLC (a) (concluded):
Series 2006-1X, Class A7, 0.75%, 12/20/54	GBP	85		$132,429
Series 2006-1X, Class A8, 0.75%, 12/20/54		104		162,989
Series 2006-1X, Class M3, 1.11%, 12/20/54		100		154,328
Series 2006-3, Class A6, 0.73%, 12/20/54		104		162,957
Granite Mortgages 03-2 PLC, Series 2003-2, Class 2B, 0.98%, 7/20/43 (a)	EUR	96		107,264
Morpheus European Loan Conduit No 19 PLC, Series 19X, Class C, 1.25%, 11/01/29 (a)	GBP	13		19,639
Silverstone Master Issuer PLC, Series 2015-1X, Class 1A, 0.94%, 1/21/70 (a)	EUR	215		338,626
Taurus 2015-2 DEU, Ltd., Series 2015-DE2, Class A, 0.90%, 2/01/26 (a)		100		111,596
Taurus PLC, Series 2013-GMF1, Class D, 2.74%, 5/21/24 (a)		131		148,760
Warwick Finance Residential Mortgages Number One PLC, Series 1, Class A, 1.63%, 9/21/49 (a)	GBP	128		198,671

				3,638,103
Total Non-Agency Mortgage-Backed Securities — 3.5%				4,038,198

Other Interests (d)		Beneficial Interest (000)
United States — 0.3%
Adelphia Preferred Escrow	USD	575		6
Stanley Martin, Class B Membership Units, (acquired 12/09/09, cost $240,152)		—	(e)	343,000
Total Other Interests — 0.3%				343,006

Preferred Securities

Capital Trusts	Par (000)
Denmark — 0.1%
Danske Bank A/S, 5.75% (a)(c)		100		111,150
Netherlands — 0.3%
Gas Natural Fenosa Finance BV, 4.13% (a)(c)		100		110,832
Generali Finance BV (a)(c):
5.32%		150		168,867
5.48%		100		113,715

				393,414
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA, 6.75% (a)(c)		200		221,573
Switzerland — 0.2%
UBS Group AG, 5.75% (a)(c)		200		225,757

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value
United Kingdom — 0.2%
Nationwide Building Society, 6.88% (a)(c)	GBP	125	$193,951
United States — 1.4%
American Express Co., Series C, 4.90% (a)(c)	USD	165	159,852
Bank of America Corp., Series AA, 6.10% (a)(c)		150	148,125
The Bank of New York Mellon Corp., Series E, 4.95% (a)(c)		315	312,638
Capital One Financial Corp., Series E, 5.55% (a)(c)		235	232,944
Citigroup, Inc., Series D, 5.95% (a)(c)		170	164,084
JPMorgan Chase & Co., Series Z, 5.30% (a)(c)		355	352,373
Wells Fargo & Co., Series S, 5.90% (a)(c)		280	280,700

			1,650,716
Total Preferred Securities — 2.4%			2,796,561

Warrants — 0.0% (f)		Shares
Venezuela — 0.0%
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000	30,000

U.S. Treasury Obligations	Par (000)
United States — 9.0%
U.S. Treasury Bonds:
3.38%, 5/15/44	USD	676	709,854
3.00%, 11/15/44		1,650	1,614,035
U.S. Treasury Obligations	Par (000)		Value
United States (concluded)
U.S. Treasury Inflation Indexed Bonds:
0.13%, 4/15/20	USD	5	$5,092
1.38%, 2/15/44		1,122	1,197,423
U.S. Treasury Notes:
1.38%, 7/31/18		2,189	2,211,092
1.63%, 7/31/19		880	887,494
1.50%, 5/31/20		3,870	3,848,835
Total U.S. Treasury Obligations — 9.0%			10,473,825
Total Long-Term Investments (Cost — $114,432,091) — 94.5%			109,629,078

Short-Term Securities Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (g)(h)		4,932,154	4,932,154
Total Short-Term Securities (Cost — $4,932,154) — 4.3%			4,932,154
Options Purchased (Cost — $31,288) — 0.0%			12,138
Total Investments (Cost — $119,395,533) — 98.8%			114,573,370
Other Assets Less Liabilities — 1.2%			1,419,665

Net Assets — 100.0%			$115,993,035

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e)	Amount is less than $500.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(g)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,226,736	(294,582)	4,932,154	$1,352

(h)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(2)	German Euro Buxl Futures	Eurex	September 2015	USD	331,422	$(3,123)
10	German Euro BOBL Futures	Eurex	September 2015	USD	1,444,622	6,345

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)

As of June 30, 2015, financial futures contracts outstanding were as follows (concluded):

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
10	German Euro BTP Futures	Eurex	September 2015	USD	1,451,646	$(24,146)
(63)	German Euro-Bund Futures	Eurex	September 2015	USD	10,675,800	(61,146)
(15)	German Euro Schatz Futures	Eurex	September 2015	USD	1,860,823	(926)
(26)	German Short Euro BTP Futures	Eurex	September 2015	USD	3,233,108	1,323
3	10-Year Japanese Government Treasury Bonds	Osaka Securities Exchange	September 2015	USD	3,602,647	8,081
4	10-Year Australian Treasury Bonds	Sydney Futures Exchange	September 2015	USD	386,582	3,344
30	3-Year Australian Treasury Bonds	Sydney Futures Exchange	September 2015	USD	2,577,214	3,414
(7)	10-Year Canadian Government Treasury Bonds	Montreal	September 2015	USD	784,628	(4,784)
(14)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	USD	2,111,813	53,905
157	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	19,808,984	(3,458)
26	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	USD	4,005,625	(94,484)
(2)	Long Gilt Bond Future	NYSE LIFFE	September 2015	USD	363,681	(3,050)
(49)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	5,843,633	(17,317)
43	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	9,414,313	22,964
(78)	90-Day Sterling Future	NYSE LIFFE	December 2016	USD	15,109,807	18,466
Total						$(94,592)

•	As of June 30, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	41,530,000	USD	1,322,611	HSBC Bank PLC	7/01/15	$23,383
TWD	20,765,000	USD	670,423	HSBC Bank PLC	7/01/15	2,575
TWD	20,765,000	USD	670,423	UBS AG	7/01/15	2,575
USD	653,296	TWD	20,765,000	HSBC Bank PLC	7/01/15	(19,702)
USD	1,340,845	TWD	41,530,000	HSBC Bank PLC	7/01/15	(5,150)
USD	654,222	TWD	20,765,000	UBS AG	7/01/15	(18,776)
EUR	4,546,000	USD	5,109,917	Goldman Sachs International	7/06/15	(41,525)
EUR	290,000	USD	329,414	Goldman Sachs International	7/06/15	(6,089)
EUR	329,000	USD	371,407	Goldman Sachs International	7/06/15	(4,601)
EUR	3,387,850	USD	3,700,745	JPMorgan Chase Bank N.A.	7/06/15	76,411
EUR	196,500	USD	215,525	Royal Bank of Scotland PLC	7/06/15	3,555
EUR	1,000,000	USD	1,127,448	State Street Bank and Trust Co.	7/06/15	(12,535)
EUR	1,000,000	USD	1,127,448	State Street Bank and Trust Co.	7/06/15	(12,535)
GBP	496,000	USD	757,439	Morgan Stanley & Co. International PLC	7/06/15	21,878
JPY	992,912,500	USD	8,018,922	Bank of America N.A.	7/06/15	94,472
JPY	55,754,000	USD	452,006	Royal Bank of Scotland PLC	7/06/15	3,577
JPY	992,912,500	USD	7,996,377	UBS AG	7/06/15	117,017
USD	221,947	EUR	198,000	Commonwealth Bank of Australia	7/06/15	1,194
USD	1,251,028	EUR	1,139,060	Goldman Sachs International	7/06/15	(18,924)
USD	63,732	EUR	58,000	Goldman Sachs International	7/06/15	(933)
USD	9,252,132	EUR	8,219,000	Goldman Sachs International	7/06/15	88,666
USD	195,465	EUR	172,000	Goldman Sachs International	7/06/15	3,701
USD	5,598	EUR	5,000	HSBC Bank PLC	7/06/15	23
USD	42,500	EUR	38,983	JPMorgan Chase Bank N.A.	7/06/15	(963)
USD	278,000	EUR	246,977	JPMorgan Chase Bank N.A.	7/06/15	2,642
USD	327,885	EUR	294,000	Morgan Stanley & Co. International PLC	7/06/15	101
USD	75,469	EUR	69,000	Royal Bank of Canada	7/06/15	(1,460)
USD	29,110,023	EUR	26,515,000	UBS AG	7/06/15	(451,880)
USD	173,055	GBP	113,000	Goldman Sachs International	7/06/15	(4,491)
USD	257,571	GBP	165,000	Goldman Sachs International	7/06/15	(1,678)
USD	4,374,936	GBP	2,862,000	HSBC Bank PLC	7/06/15	(121,850)
USD	696,656	GBP	455,000	JPMorgan Chase Bank N.A.	7/06/15	(18,242)
USD	73,600	GBP	47,353	JPMorgan Chase Bank N.A.	7/06/15	(801)
USD	76,869	GBP	49,000	State Street Bank and Trust Co.	7/06/15	(120)
USD	389,272	JPY	48,338,414	JPMorgan Chase Bank N.A.	7/06/15	(5,716)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	13

Schedule of Investments (continued)

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	199,000	JPY	24,574,510	JPMorgan Chase Bank N.A.	7/06/15	$(1,806)
USD	477,592	JPY	59,239,600	Royal Bank of Scotland PLC	7/06/15	(6,473)
AUD	7,172,000	USD	5,441,416	HSBC Bank PLC	7/21/15	86,341
AUD	1,383,910	USD	1,054,419	JPMorgan Chase Bank N.A.	7/21/15	12,218
CAD	4,013,000	USD	3,263,039	Bank of America N.A.	7/21/15	(50,864)
CAD	262,770	USD	210,020	JPMorgan Chase Bank N.A.	7/21/15	312
CHF	2,500,000	USD	2,704,736	Morgan Stanley & Co. International PLC	7/21/15	(28,931)
CZK	5,114,500	USD	203,488	JPMorgan Chase Bank N.A.	7/21/15	5,631
DKK	4,210,755	USD	617,295	JPMorgan Chase Bank N.A.	7/21/15	12,261
HUF	78,273,869	USD	275,960	JPMorgan Chase Bank N.A.	7/21/15	570
MXN	13,642,322	USD	884,341	JPMorgan Chase Bank N.A.	7/21/15	(17,539)
NZD	304,582	USD	217,065	JPMorgan Chase Bank N.A.	7/21/15	(11,009)
PLN	1,485,978	USD	391,142	JPMorgan Chase Bank N.A.	7/21/15	3,871
SEK	3,440,689	USD	405,191	JPMorgan Chase Bank N.A.	7/21/15	10,010
SGD	435,247	USD	321,664	JPMorgan Chase Bank N.A.	7/21/15	1,401
USD	6,471,565	AUD	8,451,000	Barclays Bank PLC	7/21/15	(41,970)
USD	1,620,753	AUD	2,096,000	State Street Bank and Trust Co.	7/21/15	5,279
USD	5,850,517	CAD	7,167,000	Royal Bank of Canada	7/21/15	113,746
USD	2,648,213	CHF	2,500,000	JPMorgan Chase Bank N.A.	7/21/15	(27,592)
USD	288,434	DKK	2,029,266	Royal Bank of Canada	7/21/15	(14,965)
USD	785,953	DKK	5,541,551	Royal Bank of Canada	7/21/15	(42,572)
USD	114,313	DKK	807,772	Standard Chartered Bank	7/21/15	(6,458)
USD	292,741	MXN	4,392,000	Barclays Bank PLC	7/21/15	13,684
USD	562,577	MXN	8,711,000	HSBC Bank PLC	7/21/15	9,100
USD	438,251	ZAR	5,429,000	Goldman Sachs International	7/21/15	(6,542)
ZAR	4,075,632	USD	331,617	JPMorgan Chase Bank N.A.	7/21/15	2,296
ZAR	1,108,000	USD	92,146	UBS AG	7/21/15	(1,369)
JPY	963,278,000	USD	7,869,545	Bank of America N.A.	8/05/15	4,500
JPY	963,278,000	USD	7,841,135	HSBC Bank PLC	8/05/15	32,910
USD	76,644	EUR	68,704	Royal Bank of Scotland PLC	8/05/15	16
USD	29,352,245	EUR	26,197,000	UBS AG	8/05/15	133,625
USD	5,033,521	GBP	3,195,000	HSBC Bank PLC	8/05/15	14,539
USD	116,200	JPY	14,247,955	JPMorgan Chase Bank N.A.	8/05/15	(266)
USD	175,262	JPY	21,437,900	Royal Bank of Scotland PLC	8/05/15	24
KRW	2,482,393,600	USD	2,232,730	JPMorgan Chase Bank N.A.	8/07/15	(17,961)
USD	1,891,573	KRW	2,050,162,000	Royal Bank of Scotland PLC	8/07/15	62,437
AUD	920,000	USD	704,764	Barclays Bank PLC	8/12/15	3,478
AUD	778,000	USD	602,549	Citibank N.A.	8/12/15	(3,623)
AUD	200,000	USD	152,850	UBS AG	8/12/15	1,116
CAD	1,470,000	USD	1,177,031	Bank of America N.A.	8/12/15	(721)
CHF	60,000	USD	65,143	Barclays Bank PLC	8/12/15	(868)
CHF	1,220,000	USD	1,292,933	Barclays Bank PLC	8/12/15	13,986
CHF	1,213,000	USD	1,323,870	UBS AG	8/12/15	(24,450)
EUR	2,140,000	USD	2,405,242	Barclays Bank PLC	8/12/15	(18,165)
EUR	1,500,000	USD	1,681,613	Barclays Bank PLC	8/12/15	(8,428)
EUR	1,000,000	USD	1,091,110	Barclays Bank PLC	8/12/15	24,347
EUR	1,000,000	USD	1,120,158	Credit Suisse International	8/12/15	(4,701)
EUR	1,070,000	USD	1,217,299	Deutsche Bank AG	8/12/15	(23,761)
EUR	342,000	USD	384,299	Deutsche Bank AG	8/12/15	(2,813)
EUR	1,000,000	USD	1,136,894	Goldman Sachs International	8/12/15	(21,437)
EUR	1,000,000	USD	1,108,836	Goldman Sachs International	8/12/15	6,621
EUR	250,000	USD	273,419	Goldman Sachs International	8/12/15	5,445
EUR	250,000	USD	280,312	JPMorgan Chase Bank N.A.	8/12/15	(1,448)
EUR	5,500,000	USD	6,183,507	JPMorgan Chase Bank N.A.	8/12/15	(48,496)
EUR	1,000,000	USD	1,092,688	JPMorgan Chase Bank N.A.	8/12/15	22,769
EUR	1,080,000	USD	1,227,708	JPMorgan Chase Bank N.A.	8/12/15	(23,015)
EUR	1,063,000	USD	1,194,080	JPMorgan Chase Bank N.A.	8/12/15	(8,350)
EUR	604,000	USD	680,247	State Street Bank and Trust Co.	8/12/15	(6,511)
GBP	1,000,000	USD	1,542,076	JPMorgan Chase Bank N.A.	8/12/15	28,729
JPY	157,000,000	USD	1,270,387	Barclays Bank PLC	8/12/15	13,063

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	144,000,000	USD	1,175,361	BNP Paribas S.A.	8/12/15	$1,815
JPY	125,330,000	USD	1,015,599	Credit Suisse International	8/12/15	8,954
JPY	40,000,000	USD	323,634	UBS AG	8/12/15	3,360
JPY	12,000,000	USD	100,682	UBS AG	8/12/15	(2,584)
NOK	1,220,000	USD	162,203	BNP Paribas S.A.	8/12/15	(6,747)
NOK	12,105,000	USD	1,617,539	Goldman Sachs International	8/12/15	(75,080)
NOK	2,842,000	USD	378,836	JPMorgan Chase Bank N.A.	8/12/15	(16,699)
USD	147,647	AUD	185,000	Barclays Bank PLC	8/12/15	5,228
USD	1,290,678	AUD	1,638,000	Deutsche Bank AG	8/12/15	29,699
USD	59,931	AUD	75,000	Deutsche Bank AG	8/12/15	2,193
USD	1,160,495	AUD	1,510,000	Deutsche Bank AG	8/12/15	(1,946)
USD	2,706,165	CHF	2,493,000	Bank of America N.A.	8/12/15	35,550
USD	288,052	CHF	270,000	JPMorgan Chase Bank N.A.	8/12/15	(1,184)
USD	2,512,510	EUR	2,200,000	Barclays Bank PLC	8/12/15	58,506
USD	251,593	EUR	230,000	Barclays Bank PLC	8/12/15	(4,962)
USD	162,681	EUR	145,000	BNP Paribas S.A.	8/12/15	940
USD	460,918	EUR	405,000	Deutsche Bank AG	8/12/15	9,158
USD	1,208,807	EUR	1,100,000	Deutsche Bank AG	8/12/15	(18,196)
USD	1,961,851	EUR	1,725,000	JPMorgan Chase Bank N.A.	8/12/15	37,689
USD	375,775	EUR	335,000	JPMorgan Chase Bank N.A.	8/12/15	2,097
USD	2,481,714	EUR	2,200,000	State Street Bank and Trust Co.	8/12/15	27,710
USD	1,318,311	EUR	1,160,000	UBS AG	8/12/15	24,381
USD	1,164,938	JPY	144,000,000	JPMorgan Chase Bank N.A.	8/12/15	(12,239)
USD	289,191	JPY	35,890,000	JPMorgan Chase Bank N.A.	8/12/15	(4,204)
USD	2,786,838	JPY	334,330,000	State Street Bank and Trust Co.	8/12/15	53,744
USD	293,002	JPY	36,250,000	UBS AG	8/12/15	(3,336)
USD	1,003,110	NOK	7,800,000	Barclays Bank PLC	8/12/15	9,208
USD	265,933	NOK	2,100,000	Goldman Sachs International	8/12/15	(1,656)
Total						$26,419

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Eurodollar 1-Year Mid-Curve Option	Put	USD	98.63	8/14/15	116	$7,975
Eurodollar 1-Year Mid-Curve Option	Put	USD	98.50	9/11/15	74	4,163
Total						$12,138

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
iTraxx, Series 21, Version 1	1.00%	InterContinental Exchange	6/20/19	EUR	625	$2,916
iTraxx, Series 22, Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	600	3,072
Total						$5,988

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.59%[1]	6-Month LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	2,819	$(42,437)
2.21%[1]	6-Month LIBOR	Chicago Mercantile	N/A	6/18/19	GBP	600	(24,767)
2.67%[1]	3-Month LIBOR	Chicago Mercantile	N/A	6/30/24	USD	775	(20,050)
2.63%[1]	3-Month LIBOR	Chicago Mercantile	N/A	7/01/24	USD	1,490	(33,404)
Total							$(120,658)

[1] Fund pays a fixed rate and receives floating rate.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	15

Schedule of Investments (continued)

•	As of June 30, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
FirstEnergy Corp	1.00%	Deutsche Bank AG	3/20/18	USD 480	$(7,001)	$3,334	$(10,335)

•	As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[2]	Notional Amount (000)[3]	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB+	USD 260	$4,023	$(3,191)	$7,214
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB+	USD 510	7,891	(5,980)	13,871
FirstEnergy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BB+	USD 315	4,503	(6,407)	10,910
British Telecommunications PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR 140	3,073	2,993	80
British Telecommunications PLC	1.00%	Citibank N.A.	3/20/20	BBB	EUR 190	4,036	3,713	323
British Telecommunications PLC	1.00%	Credit Suisse International	3/20/20	BBB	EUR 180	3,824	3,323	501
British Telecommunications PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB	EUR 230	4,886	4,195	691
Total						$32,236	$(1,354)	$33,590

[2] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[3] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.70%[1]	1-Month MXIBOR	Deutsche Bank AG	N/A	3/25/16	MXN 49,780	$27,272	—	$27,272
1.81%[2]	6-Month WIBOR	Bank of America N.A.	N/A	3/09/18	PLN 9,226	19,007	—	19,007
1.84%[2]	6-Month WIBOR	Morgan Stanley & CO. LLC	N/A	3/09/18	PLN 6,694	12,970	—	12,970
1.76%[2]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A	3/23/18	PLN 978	2,465	—	2,465
1.74%[2]	6-Month WIBOR	Goldman Sachs International	N/A	3/23/18	PLN 1,087	2,836	—	2,836
2.25%[2]	6-Month WIBOR	Deutsche Bank AG	N/A	6/19/18	PLN 5,555	(3,625)	—	(3,625)
1.91%[2]	6-Month BUBOR	JPMorgan Chase Bank N.A.	N/A	6/26/18	HUF 167,120	178	—	178
1.92%[2]	6-Month BUBOR	JPMorgan Chase Bank N.A.	N/A	6/26/18	HUF 167,125	2	—	2
1.91%[2]	6-Month BUBOR	Citibank N.A.	N/A	6/26/18	HUF 2,955	(77)	—	(77)
3.02%[1]	6-Month WIBOR	Deutsche Bank AG	N/A	6/19/25	PLN 1,850	1,376	—	1,376
2.35%[1]	3-Month LIBOR	Deutsche Bank AG	9/16/15[3]	9/16/25	KRW 1,350,000	6,691	—	6,691
Total						$69,095	—	$69,095

[1] Fund pays the floating rate and receives the fixed rate.
[2] Fund pays the fixed rate and receives the floating rate.
[3] Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Schedule of Investments (concluded)

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,087,061	—	$4,087,061
Common Stocks	$110,295	—	—	110,295
Corporate Bonds	—	18,865,029	—	18,865,029
Foreign Agency Obligations	—	65,711,280	—	65,711,280
Municipal Bonds	—	3,173,823	—	3,173,823
Non-Agency Mortgage-Backed Securities	—	4,038,198	—	4,038,198
Other Interests	—	—	$343,006	343,006
Preferred Securities	—	2,796,561	—	2,796,561
U.S. Treasury Obligations	—	10,473,825	—	10,473,825
Warrants	—	30,000	—	30,000
Options Purchased:
Interest Rate Contracts	12,138	—	—	12,138
Short-Term Securities	4,932,154	—	—	4,932,154

Total	$5,054,587	$109,175,777	$343,006	$114,573,370

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$39,578	—	$39,578
Foreign currency exchange contracts	—	1,396,327	—	1,396,327
Interest rate contracts	$117,842	72,797	—	190,639
Liabilities:
Credit contracts	—	(10,335)	—	(10,335)
Foreign currency exchange contracts	—	(1,369,908)	—	(1,369,908)
Interest rate contracts	(212,434)	(124,360)	—	(336,794)

Total	$(94,592)	$4,099	—	$(90,493)

[1]

Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for centrally cleared swaps	$105,460	—	—	$105,460
Cash pledged for financial futures contracts	568,638	—	—	568,638
Foreign currency at value	448,030	—	—	448,030

Total	$1,122,128	—	—	$1,122,128

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	17

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $114,463,379)	$109,641,216
Investments at value — affiliated (cost — $4,932,154)	4,932,154
Foreign currency at value (cost — $451,838)	448,030
Cash pledged for:
Financial futures contracts	568,638
Centrally cleared swaps	105,460
Receivables:
Interest	859,691
Capital shares sold	77,116
Investments sold	54,225
Swaps	29,151
Dividends	56
Swap premiums paid	17,558
Unrealized appreciation on forward foreign currency exchange contracts	1,396,327
Unrealized appreciation on OTC swaps	106,387
Variation margin receivable on centrally cleared swaps	1,235
Prepaid expenses	34,367

Total assets	118,271,611

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,369,908
Unrealized depreciation on OTC swaps	14,037
Payables:
Capital shares redeemed	308,032
Investments purchased	186,344
Investment advisory fees	57,746
Income dividends	34,371
Service and distribution fees	31,781
Swaps	30,906
Other affiliates	693
Officer’s and Directors’ fees	1,250
Swap premiums received	15,578
Variation margin payable on financial futures contracts	102,254
Variation margin payable on centrally cleared swaps	3,148
Other accrued expenses payable	122,528

Total liabilities	2,278,576

Net Assets	$115,993,035

Net Assets Consist of
Paid-in capital	$121,847,348
Undistributed net investment income	2,686,235
Accumulated net realized loss	(3,428,827)
Net unrealized appreciation (depreciation)	(5,111,721)

Net Assets	$115,993,035

Net Asset Value
Institutional — Based on net assets of $21,002,758 and 3,515,951 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor A — Based on net assets of $74,911,323 and 12,548,512 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor C — Based on net assets of $15,249,417 and 2,555,073 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor C1 — Based on net assets of $4,829,537 and 809,958 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.96

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$1,272,720
Dividends — unaffiliated	10,293
Dividends — affiliated	1,352
Foreign taxes withheld	(3,818)

Total income	1,280,547

Expenses
Investment advisory	366,940
Service — Investor A	97,867
Service and distribution — Investor B	1,521
Service and distribution — Investor C	82,150
Service and distribution — Investor C1	20,638
Transfer agent — Institutional	20,070
Transfer agent — Investor A	65,981
Transfer agent — Investor B	703
Transfer agent — Investor C	19,336
Transfer agent — Investor C1	4,539
Professional	49,900
Registration	39,304
Printing	22,422
Accounting services	18,922
Custodian	17,424
Officer and Directors	9,571
Miscellaneous	22,884

Total expenses	860,172
Less fees waived by Manager	(1,327)
Less transfer agent fees waived and/or reimbursed — class specific	(72,250)

Total expenses after fees waived and/or reimbursed	786,595

Net investment income	493,952

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(424,418)
Financial futures contracts	(1,829,058)
Foreign currency transactions	3,313,470
Swaps	(273,363)

786,631

Net change in unrealized appreciation (depreciation) on:
Investments	(5,126,682)
Financial futures contracts	316,583
Foreign currency translations	(2,133,002)
Swaps	376,865

(6,566,236)

Net realized and unrealized loss	(5,779,605)

Net Decrease in Net Assets Resulting from Operations	$(5,285,653)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	19

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$493,952	$1,666,486
Net realized gain	786,631	2,069,985
Net change in unrealized appreciation (depreciation)	(6,566,236)	(2,946,238)

Net increase (decrease) in net assets resulting from operations	(5,285,653)	790,233

Distributions to Shareholders From[1]
Net investment income:
Institutional	(133,767)	(337,289)
Investor A	(390,484)	(1,044,681)
Investor B	(418)	(6,476)
Investor C	(19,244)	(114,847)
Investor C1	(8,258)	(47,231)

Decrease in net assets resulting from distributions to shareholders	(552,171)	(1,550,524)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(7,840,019)	9,276,994

Net Assets
Total increase (decrease) in net assets	(13,677,843)	8,516,703
Beginning of period	129,670,878	121,154,175

End of period	$115,993,035	$129,670,878

Undistributed net investment income, end of period	$2,686,235	$2,744,454

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Financial Highlights

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$6.27		$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.03		0.10	0.16	0.20	0.22	0.23
Net realized and unrealized gain (loss)	(0.29)		(0.03)	(0.05)	0.31	(0.06)[2]	0.02 [2]

Net increase (decrease) from investment operations	(0.26)		0.07	0.11	0.51	0.16	0.25

Distributions from:[3]
Net investment income	(0.04)		(0.10)	(0.10)	(0.18)	(0.18)	(0.22)
Net realized gain	—		—	(0.05)[4]	—	—	—
Return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.04)		(0.10)	(0.15)	(0.18)	(0.18)	(0.25)

Net asset value, end of period	$5.97		$6.27	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	(4.21)%	[6]	1.11%	1.84%	8.67%	2.79%	4.24%

Ratios to Average Net Assets
Total expenses	1.08%	[7,8]	1.06%	1.08%	1.06%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed	0.97%	[7,8]	0.97%	0.97%	1.02%	1.09%	1.03%

Net investment income	1.12%	[7,8]	1.65%	2.52%	3.21%	3.77%	3.73%

Supplemental Data
Net assets, end of period (000)	$21,003		$23,108	$20,820	$24,368	$27,615	$36,672

Portfolio turnover rate	83%		147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	21

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$6.26		$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.03		0.09	0.14	0.18	0.21	0.21
Net realized and unrealized gain (loss)	(0.29)		(0.04)	(0.04)	0.32	(0.06)[2]	0.03 [2]

Net increase (decrease) from investment operations	(0.26)		0.05	0.10	0.50	0.15	0.24

Distributions from:[3]
Net investment income	(0.03)		(0.09)	(0.09)	(0.17)	(0.17)	(0.21)
Net realized gain	—		—	(0.05)[4]	—	—	—
Return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.03)		(0.09)	(0.14)	(0.17)	(0.17)	(0.24)

Net asset value, end of period	$5.97		$6.26	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	(4.16)%	[6]	0.72%	1.62%	8.44%	2.56%	4.00%

Ratios to Average Net Assets
Total expenses	1.31%	[7,8]	1.29%	1.30%	1.27%	1.31%	1.26%

Total expenses after fees waived and/or reimbursed	1.19%	[7,8]	1.19%	1.19%	1.23%	1.31%	1.26%

Net investment income	0.90%	[7,8]	1.44%	2.28%	3.00%	3.54%	3.47%

Supplemental Data
Net assets, end of period (000)	$74,911		$82,638	$71,968	$68,031	$67,108	$76,388

Portfolio turnover rate	83%		147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$6.26		$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.00	[2]	0.04	0.10	0.14	0.16	0.17
Net realized and unrealized gain (loss)	(0.28)		(0.04)	(0.05)	0.31	(0.05)[3]	0.02 [3]

Net increase (decrease) from investment operations	(0.28)		—	0.05	0.45	0.11	0.19

Distributions from:[4]
Net investment income	(0.01)		(0.04)	(0.06)	(0.12)	(0.13)	(0.17)
Net realized gain	—		—	(0.03)[5]	—	—	—
Return of capital	—		—	—	—	—	(0.02)

Total distributions	(0.01)		(0.04)	(0.09)	(0.12)	(0.13)	(0.19)

Net asset value, end of period	$5.97		$6.26	$6.30	$6.34	$6.01	$6.03

Total Return[6]
Based on net asset value	(4.52)%	[7]	(0.04)%	0.84%	7.59%	1.78%	3.22%

Ratios to Average Net Assets
Total expenses	2.13%	[8,9]	2.09%	2.10%	2.07%	2.08%	2.02%

Total expenses after fees waived and/or reimbursed	1.96%	[8,9]	1.96%	1.95%	2.02%	2.08%	2.02%

Net investment income	0.15%	[8,9]	0.70%	1.55%	2.21%	2.77%	2.71%

Supplemental Data
Net assets, end of period (000)	$15,249		$17,687	$19,944	$24,748	$24,516	$27,260

Portfolio turnover rate	83%		147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Amount is less than 0.005 per share.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Taxable distribution.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	23

Financial Highlights (concluded)

	Investor C1
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$6.25		$6.29	$6.33	$6.00	$6.02	$6.02

Net investment income[1]	0.01		0.05	0.10	0.15	0.18	0.18
Net realized and unrealized gain (loss)	(0.29)		(0.05)	(0.04)	0.31	(0.06)[2]	0.03 [2]

Net increase (decrease) from investment operations	(0.28)		—	0.06	0.46	0.12	0.21

Distributions from:[3]
Net investment income	(0.01)		(0.04)	(0.07)	(0.13)	(0.14)	(0.18)
Net realized gain	—		—	(0.03)[4]	—	—	—
Return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.01)		(0.04)	(0.10)	(0.13)	(0.14)	(0.21)

Net asset value, end of period	$5.96		$6.25	$6.29	$6.33	$6.00	$6.02

Total Return[5]
Based on net asset value	(4.49)%	[6]	0.07%	0.95%	7.81%	2.00%	3.42%

Ratios to Average Net Assets
Total expenses	1.87%	[7,8]	1.84%	1.85%	1.84%	1.87%	1.83%

Total expenses after fees waived and/or reimbursed	1.87%	[7,8]	1.84%	1.85%	1.83%	1.87%	1.83%

Net investment income	0.21%	[7,8]	0.82%	1.63%	2.41%	3.00%	2.89%

Supplemental Data
Net assets, end of period (000)	$4,830		$5,660	$7,166	$9,552	$11,279	$14,784

Portfolio turnover rate	83%		147%	144%	68%	99%	131%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available through distribution reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

On June 23, 2015, the Fund’s Class B Shares converted to Class A Shares, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	25

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	27

Notes to Financial Statements (continued)

IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended June 30, 2015, transactions in options written were as follows:

Calls
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	—	—	—
Options written	—	$9,000	$159,239
Options exercised	—	$(9,000)	$(159,239)
Options expired	—	—	—
Options closed	—	—	—

Outstanding options, end of period	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	29

Notes to Financial Statements (continued)

Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Investments at value — unaffiliated[2]	$202,777	$(336,794)
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,396,327	(1,369,908)
Credit contracts	Unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received	57,136	(25,913)

Total		$1,656,240	$(1,732,615)

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Interest rate contracts:
Financial futures contracts	$(1,829,058)	$316,583
Options[3]	(19,245)	(19,150)
Swaps	(320,267)	354,602
Foreign currency exchange contracts:
Foreign currency transactions/translations	3,076,246	(1,980,906)
Options[3]	(71,980)	8,657
Credit contracts:
Swaps	46,904	22,263

Total	$882,600	$(1,297,951)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$27,815,003
Average notional value of contracts — short	$57,257,215
Foreign currency exchange contracts:
Average amounts purchased — in USD	$119,281,111
Average amounts sold — in USD	$73,176,943
Options:
Average market value of option contracts purchased	$16,632
Average market value of option contracts written	$105,659	[1]
Credit default swaps:
Average notional value — buy protection	$2,023,723
Average notional value — sell protection	$2,045,872
Interest rate swaps:
Average notional value — pays fixed rate	$17,211,626
Average notional value — receives fixed rate	$4,066,489

[1]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	31

Notes to Financial Statements (continued)

with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$102,254
Forward foreign currency exchange contracts	$1,396,327	1,369,908
Options[1]	12,138	—
Swaps — Centrally cleared	1,235	3,148
Swaps — OTC[2]	123,945	29,615

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,533,645	1,504,925

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,373)	(105,402)

Total derivative assets and liabilities subject to an MNA	$1,520,272	$1,399,523

[1]	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

As of June 30, 2015, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$156,602	$(51,585)	—	—	$105,017
Barclays Bank PLC	141,500	(74,393)	—	—	67,107
BNP Paribas S.A.	2,755	(2,755)	—	—	—
Citibank N.A.	4,036	(3,700)	—	—	336
Commonwealth Bank of Australia	1,194	—	—	—	1,194
Credit Suisse International	33,863	(13,872)	—	—	19,991
Deutsche Bank AG	79,723	(60,676)	—	—	19,047
Goldman Sachs International	107,269	(107,269)	—	—	—
HSBC Bank PLC	168,871	(146,702)	—	—	22,169
JPMorgan Chase Bank N.A.	237,348	(223,937)	—	—	13,411

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Morgan Stanley & Co. International PLC	$21,979	$(21,979)	—	—	—
Morgan Stanley & Co. LLC	12,970	—	—	—	$12,970
Royal Bank of Canada	113,746	(58,997)	—	—	54,749
Royal Bank of Scotland PLC	69,609	(6,473)	—	—	63,136
State Street Bank and Trust Co.	86,733	(31,701)	—	—	55,032
UBS AG	282,074	(282,074)	—	—	—

Total	$1,520,272	$(1,086,113)	—	—	$434,159

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$51,585	$(51,585)	—	—	—
Barclays Bank PLC	74,393	(74,393)	—	—	—
BNP Paribas S.A.	6,747	(2,755)	—	—	$3,992
Citibank N.A.	3,700	(3,700)	—	—	—
Credit Suisse International	13,872	(13,872)	—	—	—
Deutsche Bank AG	60,676	(60,676)	—	—	—
Goldman Sachs International	182,956	(107,269)	—	—	75,687
HSBC Bank PLC	146,702	(146,702)	—	—	—
JPMorgan Chase Bank N.A.	223,937	(223,937)	—	—	—
Morgan Stanley & Co. International PLC	28,931	(21,979)	—	—	6,952
Royal Bank of Canada	58,997	(58,997)	—	—	—
Royal Bank of Scotland PLC	6,473	(6,473)	—	—	—
Standard Chartered Bank	6,458	—	—	—	6,458
State Street Bank and Trust Co.	31,701	(31,701)	—	—	—
UBS AG	502,395	(282,074)	—	—	220,321

Total	$1,399,523	$(1,086,113)	—	—	$313,410

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[2]	Excess of the collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	33

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the six months ended June 30, 2015, the amounts waived and/or reimbursed were as follows:

Institutional	$11,468
Investor A	$47,112
Investor C	$13,670

For the six months ended June 30, 2015, the Fund reimbursed the Manager $723 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent – Institutional in the Statement of Operations:

Institutional	$3

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$751
Investor A	$1,053
Investor C	$148

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,928.

For the six months ended June 30, 2015, affiliates received CDSC’s as follows:

Investor A	$954
Investor B	$385
Investor C	$637

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$91,047,690	$72,871,855	*
U.S. Government Securities	$14,011,373	$19,631,515

*	Includes paydowns.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$972,402
2018	1,131,250
No expiration date[1]	1,262,724

Total	$3,366,376

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$119,545,450

Gross unrealized appreciation	$7,146,039
Gross unrealized depreciation	(12,118,119)

Net unrealized depreciation	$(4,972,080)

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	35

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	763,700	$4,688,764	1,227,726	$7,733,700
Shares issued to shareholders in reinvestment of distributions	11,361	69,588	36,579	230,584
Shares redeemed	(946,913)	(5,826,666)	(880,081)	(5,543,743)

Net increase (decrease)	(171,852)	$(1,068,314)	384,224	$2,420,541

Investor A
Shares sold and automatic conversion of shares	1,202,007	$7,353,717	4,769,071	$30,052,798
Shares issued to shareholders in reinvestment of distributions	39,510	241,770	137,065	863,616
Shares redeemed	(1,889,552)	(11,571,450)	(3,136,939)	(19,753,624)

Net increase (decrease)	(648,035)	$(3,975,963)	1,769,197	$11,162,790

Investor B
Shares sold	10	$89	4,938	$31,046
Shares issued to shareholders in reinvestment of distributions	26	160	806	5,083
Shares redeemed	(92,469)	(559,902)	(112,997)	(711,302)

Net decrease	(92,433)	$(559,653)	(107,253)	$(675,173)

Investor C
Shares sold	187,677	$1,153,135	565,629	$3,560,162
Shares issued to shareholders in reinvestment of distributions	798	4,870	14,548	91,766
Shares redeemed	(458,352)	(2,810,197)	(922,471)	(5,809,615)

Net increase	(269,877)	$(1,652,192)	(342,294)	$(2,157,687)

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Investor C1
Shares sold	5,247	$31,993	20,991	$132,212
Shares issued to shareholders in reinvestment of distributions	337	2,056	5,074	31,956
Shares redeemed	(100,524)	(617,946)	(260,356)	(1,637,645)

Net increase	(94,940)	$(583,897)	(234,291)	$(1,473,477)

Total Net Increase (Decrease)	(1,277,137)	$(7,840,019)	1,469,583	$9,276,994

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On July 29, 2015, the Board of Directors approved a change in the name of the Fund to BlackRock Strategic Global Bond Fund, the adoption of an 80% investment policy so that the Fund, under normal circumstances, will invest at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics as a result of the Fund’s name change, and a change to the Fund’s investment strategies. In addition, Fund management has determined to change the benchmark index, as well as add a new custom blended performance benchmark. All of these changes will be effective on September 1, 2015.

The Fund paid a short-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

Short-Term Capital Gain
Institutional	$0.248578
Investor A	$0.248578
Investor C	$0.248578
Investor C1	$0.248578

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and the Board noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartile, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock had voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The voluntary expense cap was implemented on June 1, 2012 and subsequently converted to a contractual cap. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the cap. The Board further noted that BlackRock has contractually agreed to a continuation of the cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	41

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

John M. Perlowski, Director, President and Chief Executive Officer

Roberta Cooper Ramo, Director

David H. Walsh, Director

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective as of the close of business May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock International Limited Edinburgh EH3 8JB United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

WI-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc. (Formerly BlackRock World Income Fund, Inc.)

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc. (Formerly BlackRock World Income Fund, Inc.)

Date:	September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc. (Formerly BlackRock World Income Fund, Inc.)

Date:	September 3, 2015

3